SCHEDULE 14A
                                (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14 (a) of the Securities
                           Exchange Act of 1934

             Filed by the Registrant
   Filed by a Party other than the Registrant
             Check the appropriate box:
  Preliminary Proxy Statement             Confidential, for Use of the
                     Commission
                                       Only (as permitted by Rule 14a-6(e) (2))

              Definitive Proxy Statement
           Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11 or Rule 14a-12

                  PACIFIC GATEWAY PROPERTIES, INC
         (Name of Registrant as Specified in its Charter)

               Payment of Filing Fee
 $125 per Exchange Act. Rules 0-11 (c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
             Item 22 )a)(2) of Schedule 14A



















                                   September 12, 1996

Dear Shareholder:

     You are cordially invited to attend the Special in Lieu of Annual Meeting of Shareholders of Pacific Gateway Properties, Inc., to be held on October 29, 1996, at the World Trade Club located in the World Trade Center which is the clock tower building at the foot of Market Street on the Embarcadero waterfront area, San Francisco, California.

     While the meeting begins promptly at 9:00 a.m., the doors will be open at 8:30 a.m.
Members of the Board of Directors and the officers of the Company welcome the opportunity to visit with shareholders on an informal basis during the time preceding the meeting.

At the meeting you will be asked to elect directors for the coming year, to approve the adoption of the 1996 Stock Option Plan, and to consider and vote on such other business as may properly come before the meeting. These matters are described in the enclosed proxy statement. In addition, there will be a discussion of corporate events, followed by a question and answer period.

     It is important that your shares are represented at the meeting whether or not you plan to attend. Accordingly, please take a moment now to fill in, sign, date and mail the enclosed proxy in the envelope provided.

     Your cooperation is appreciated.

                              Sincerely,



                              Raymond V. Marino
                              President and Chief Executive Officer

           PACIFIC GATEWAY PROPERTIES, INC.
             101 Spear Street, Suite 215
               San Francisco, CA  94105


    NOTICE OF SPECIAL IN LIEU OF ANNUAL MEETING OF
SHAREHOLDERS

            To Be Held On October 29, 1996

To the Shareholders of
Pacific Gateway Properties, Inc.:

     NOTICE IS HEREBY GIVEN that a Special in Lieu of Annual Meeting of Shareholders of PACIFIC GATEWAY PROPERTIES, INC. (the "Company"), will be held at the World Trade Club located in the World Trade Center which is the clock tower building at the foot of Market Street on the Embarcadero waterfront area, San Francisco, California,on October 29, 1996, at 9:00 a.m., for the following purposes:

   A.   To elect seven Directors;

   B. To approve adoption of the 1996 Stock Option Plan (a copy of which appears as Exhibit A in the accompanying proxy statement); and

   C. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

   The Board of Directors has fixed the close of business on September 12, 1996 as the record date for the determination of common shareholders entitled to vote at the meeting.

   Shareholders who do not expect to attend in person and who wish their stock to be voted are urged to fill in, sign, date and return the accompanying form of proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.

                            By order of the Board of Directors,



                            Christopher M. Watson
                            Secretary

September 12, 1996
San Francisco, California

   The Form 10-Q of the Company is being sent to shareholders concurrently with thisNotice.

           PACIFIC GATEWAY PROPERTIES, INC.
             101 Spear Street, Suite 215
               San Francisco, CA  94105


                   PROXY STATEMENT

  SPECIAL IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

                   October 29, 1996


   This proxy statement is furnished to holders of the Common Stock, par value $1.00 per share, of PACIFIC GATEWAY PROPERTIES, INC. (hereinafter called the "Company"),in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Special in Lieu of Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the World Trade Club in the World Trade Center which is the clock tower building at the foot of Market Street on the Embarcadero waterfront area, San Francisco,California, on October 29, 1996, at 9:00 a.m., and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Special in Lieu of Annual Meeting of Shareholders.

   If the accompanying form of proxy is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. All properly executed, unrevoked proxies in the enclosed form which are received in time will be voted in accordance with the shareholder's directions and, unless contrary directions are given, will be voted for the election as directors of the nominees named below and for
approval of the adoption of the 1996 Stock Option Plan.   It is anticipated
that this Proxy Statement and the enclosed Proxy will be first mailed to record holders of the Company's Common Stock on or about September 26, 1996.

   The Board of Directors has fixed the close of business on September 12, 1996, as the record date for the determination of shareholders entitled to receive notice of and vote at the Meeting. As of September 12, 1996, the Company had outstanding 3,892,596 shares of Common Stock, par value $1.00 per share. Each share of Common Stock is entitled to one vote.

  SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

   Under the rules of the Securities and Exchange Commission any proposal of a shareholder intended to be presented at the Company's 1997 Annual Meeting of Shareholders must be received by the Company for inclusion in the proxy statement and form of proxy a reasonable time before the Company begins the proxy solicitation for that meeting.

               A. ELECTION OF DIRECTORS

   Seven directors are to be elected at the Meeting, each to hold office until the next Annual Meeting of Shareholders and until his successor is chosen and qualified. The Board of Directors does not contemplate that any nominee will be unable to serve as a director for any reason; however, if that should occur prior to the Meeting, the proxy holders will select another nominee to stand for election in his place and stead.

   The following table sets forth certain information as of August 14, 1996, concerning beneficial ownership of the Common Stock of the Company by each director, nominee and executive officer, individually, and the executive officers and directors of the Company as a group. Also included in the table with respect to each nominee for election as a director and each executive officer is his principal occupation or employment during the past five years and his age.

                                         Amount and Nature of Beneficial
                                         Ownership of Common Stock (1)
                                     Sole        Shared
                                     Voting and  Voting and
                 Office and          Investment  Investment            % of
Name and Age  Principal Occupation   Power       Power    Aggregate    Class

Nominees:
H. Todd Cobey, Jr. (A) (53)
Director of the Company since May 1995;   65,500  391,800  457,300(2)    11.8%
President of Cobey, Jacobs & Gordon, Inc., a registered investment management firm.

Lawrence B. Helzel (A) (48)
Director of the Company since May 1995;   36,500   -         36,500      *
Member, Pacific Stock Exchange, Inc.
(Self employed market maker, options floor);
co-founder Buylar Investments, Inc., a real estate investment company.

Marshall A. Jacobs (B) (76)
Director of the Company since February 1984;  200   ---      200        *
since January 1992, of Counsel to the law firm of Jacobs Persinger & Parker, prior thereto, senior partner in the firm.

Raymond V. Marino (38)
Director, President and CEO of the Company    50,235   --- 50,235(3)    1.3%
since January 1996; since August 1992,
Vice President of the Company; prior thereto, Vice President of Finance and Controller, Hunting Gate Investments, Inc., a real estate investment and management company.


David E. Post (A)  (39)
Director of the Company since May 1993;      318,850   ---    318,850(2) 8.2%
since January 1995, Principal of Hanson
Investment Management Company; prior thereto,
President, CSI Capital Management; President,
Alternative Capital Corporation; President, HS Partners, Inc.
 (a subsidiary of HS Resources, Inc.).

Martin S. Roher (B) (46)
Director of the Company since May 1995;      250,000   ---    250,000(2)  6.4%
General partner and managing partner of MSR Capital
Partners - a limited partnership engaged in securities investments.

John V. Winfield (B) (49)
Director of the Company since May 1995;         385,000 ---  385,000(2)  9.9%
Chairman of the Board, President
and CEO of The InterGroup Corporation,
diversified holding company; and Chairman of the Board and President of Santa Fe
Financial Corporation
and Portsmouth Square, Inc., both publicly held holding corporations.

Other Executive Officers:
Christopher M. Watson (37)
Executive Vice President of the Company       10,235   ---10,235(3)      *
since January 1996; since September 1992 Vice
Pesident of the Company; prior thereto,
Vice President, Coldwell  Banker Commercial
Real Estate Services, Inc., a real estate management company.

Andrew T. Gorayeb (32)
Vice President of the Company since            2,000   --- 2,000(3)   *
January 1996; since December 1994, Director of
Finance of the Company; prior thereto, Managing
Director, General Electric Capital, Commercial
Real Estate Financing & Services.




                                           Amount and Nature of Beneficial
                                             Ownership of Common Stock (1)
                                       Sole       Shared
                                       Voting and  Voting and
                 Office and            Investment  Investment          % of
   Name and Age  Principal Occupation  Power        Power    Aggregate Class

Felecia Vernon-Chancey (46)
Vice President/Controller of the Company     ---   ---      ---   ---
since July 1996; prior thereto, Assistant
Vice President and Controller,
Transamerica Real Estate Management
company; prior thereto, Chief Financial
Officer, ReMACS,
a software development company.


All present directors and executive      1,118,520  391,800  1,510,320   38.8%
officers as a group
(10 persons)

* Less than one percent

(1) Beneficial ownership is the direct or indirect ownership of Common Stock of the Company including the right to control the vote or investment of or acquire such Common Stock within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Additional information concerning the nature of the beneficial ownership of such shares by Messrs. Cobey, Post, Roher and Winfield is set forth below in the table under the caption "CERTAIN BENEFICIAL HOLDERS" and notes
             (3), (8), (7) and (6), respectively.

(3)Represents 10,235, 10,235, and 2,000 shares of Common Stock issuable under presently exercisable stock options granted under the 1984 Incentive
   Stock Option Plan for Raymond V. Marino, Christopher M. Watson, and Andrew T. Gorayeb, respectively and 40,000 shares issuable under presently exercisable stock options granted under the 1996 Stock Option Plan, subject to shareholder approval of the plan, for Raymond V. Marino.

             (A)     Member of the Audit Committee.
             (B)     Member of the Compensation Committee

             Directors who are not officers of the Company, except Marshall A. Jacobs, receive an annual fee of $7,500, and supplemental fees of $750 for each meeting of the Board or a committee thereof attended, and $375 for each telephone meeting, plus out-of-pocket expenses incurred in connection with services rendered to the Company and travel and lodging for each board meeting.

The Board of Directors of the Company held four meetings in 1995.  The Board
does not have a Nominating Committee.   The Audit Committee's duties are to
oversee the audit function of the Company's independent certified public accountants, to periodically review significant financial information relating to the Company and to act as a communication link between the Board of Directors and such certified public accountants. The Compensation
Committee's duties are to make recommendations to the Board with respect to the compensation package of the Chief Executive Officer, to review the Chief Executive Officer's recommendations as to the compensation packages of the other officers of the Company and to act for the Board in awarding stock options at such time as the Company has a stock option plan in force for its officers and employees.
 The Audit Committee met two times in 1995. The Compensation Committee met two times in 1995.

During 1995, all of the directors of the Company attended every meeting of the Board of Directors and the committees of which they are members.

Except as set forth below, none of the nominees is a director of any company which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.





  Name of Nominee     Director of

  H. Todd Cobey, Jr.  Cobey, Jacobson & Gordon, Inc.

  John V. Winfield    The InterGroup Corporation
                      Portsmouth Square, Inc.
                      Santa Fe Financial Corporation


              CERTAIN BENEFICIAL HOLDERS

  The following table sets forth certain information concerning ownership, as of August 14,1996, of the Common Stock of the Company by persons who to the knowledge of the Board of Directors own beneficially more than 5% of the outstanding Common Stock of the Company.

                                       Amount and Nature of Beneficial
                                          Ownership of Common Stock
                             Sole         Shared
                             Voting and   Voting and
                             Investment   Investment                % of
Name
Address                      Power       Power    Aggregate      Class(1)

Citicorp Real Estate, Inc.
One Sansome Street           1,000,000    ---     1,000,000(2)     20.4%
a subsidiary of Citibank,N.A
Suite 2830
San Francisco, CA 94104

H. Todd Cobey, Jr.
10 Liberty Square              65,500   391,800      457,300(3)    11.8%
Boston, MA 02109

Perry Goldberg
Specks & Goldberg             208,600   145,300      353,900(4)     9.1%
10 S. Wacker Drive
Suite 3600
Chicago, IL 60606

Harris Associates L.P.
2 North LaSalle Street          ---    235,250       235,250(5)        6%
Suite 500
Chicago, IL  60602

The InterGroup Corporation
2121 Avenue of the Stars        385,000  ---         385,000(6)       9.9%
Suite 2020
Los Angeles, CA  90067

MSR Capital Partners
One Embarcadero Center          250,000  ---          250,000(7)       6.4%
Suite 2330
San Francisco, CA  94111

David E. Post
 Hanson Investment              318,850  ---         318,850(8)        8.2%
Management Compan
4000 Civic Center Drive
Suite 200
San Rafael, CA 94903


(1) Beneficial ownership is the direct or indirect ownership of Common Stock of the Company including the right to control the vote or investment of or acquire such Common Stock within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Based on information contained in Schedule 13D for Citicorp Real Estate, Inc.("CREI"), dated December 30, 1993. The Company issued to CREI warrants to acquire an aggregate of 2,000,000 shares of the Common Stock.
 On January 31, 1995,350,000, and as of September 30, 1995, an additional 650,000, of the 2,000,000 warrants were canceled as a result of certain debt repayments in accordance with the terms of the loan agreement with CREI. Warrants with respect to 1,000,000 shares are presently exercisable and, if such warrants were exercised, CREI would become owner of approximately 20.4% of the outstanding shares of Common Stock of the Company.
CREI has no present power to vote or direct the voting of any shares since no warrants have been exercised. If the warrants were exercised by CREI, CREI would have the sole power to vote or direct the voting of such shares.

(3) Based on information contained in Amendment No. 3 to Schedule 13D for H. Todd Cobey, Jr., dated December 30, 1994. Mr. Cobey is the direct or indirect beneficial owner of 457,300 shares of the Common Stock of the Company.
Mr. Cobey has sole dispositive and voting power with respect to 65,500 shares of common stock owned by him personally; shared voting and shared dispositive power with respect to 190,900 shares of common stock owned by Ellis Fund Limited Partnership, a Massachusetts limited partnership; and shared dispositive power and no voting power with respect to 200,900 shares of Common Stock for which Cobey, Jacobson & Gordon, Inc., a Massachusetts corporation, acts in an investment advisory capacity. Mr. Cobey is an investment advisor with, and President of, Cobey, Jacobson & Gordon, Inc. Mr.
Cobey is also a partner in CTG Associates, a Massachusetts partnership, which is the sole general partner of Ellis Fund Limited Partnership. Mr. Cobey is a Director of the Company.

(4) Based on information contained in Amendment No. 3 to Schedule 13D of Perry Goldberg, dated May 23, 1995. Mr. Goldberg beneficially owns 353,900 shares of the Common Stock. Mr. Goldberg has sole voting and sole dispositive power with respect to 208,600 shares; and shared voting power and shared dispositive power with respect to 145,300 shares, 144,100 shares of which are owned of record by Specks & Goldberg Ltd. Profit Sharing Plan and Trust, for which Mr. Goldberg is a trustee, and 1,200 shares of which are owned of record by his wife, Margaret Goldberg. In addition, Mr. Goldberg disclaims beneficial ownership of 9,400 shares owned by his adult daughters, but as to which Mr. Goldberg may be deemed to be the beneficial owner, and to have voting and/or dispositive power.

(5) Based on information contained in Schedule 13G of Harris Associates L.P., a Delaware limited partnership, dated February 14, 1995, Harris Associates L.P. has shared power to vote 235,250 shares of Common Stock of the Company. Harris Associates L.P. has sole dispositive power with respect to 155,250 shares and shared dispositive power with respect to 80,000 shares. Harris Associates Inc., a Delaware corporation, is the general partner of Harris Associates L.P.

(6) Based on information contained in Amendment No. 2 to Schedule 13D for The InterGroup Corporation dated June 20, 1995, The InterGroup Corporation has sole voting and sole dispositive power with respect to 385,000 shares. The InterGroup Corporation is a Delaware corporation.
 John V. Winfield, a Director of the Company, is Chairman of the Board, President and CEO of The InterGroup Corporation.

(7)Based on information contained in Amendment No. 2 to Schedule 13D for MSR Capital Partners, dated May 9, 1995, MSR Capital Partners has sole voting and sole dispositive power with respect to 250,000 shares. MSR Capital Partners is a California limited partnership. The general partner of MSR Capital
   Partners is Martin S. Roher, a Director of the Company.

(8)Based on information contained in Amendment No. 1 to Schedule 13D of David E. Post, dated December 15, 1990. Includes 102,900 shares held by MiJen L.P. 1 of which David Post is the general partner. The remaining 215,950 shares are held by three trusts and two Individual Retirement Accounts for which
David E. Post acts as investment adviser. Mr. Post is a Director of the Company.

                EXECUTIVE COMPENSATION

             The Summary Compensation Table below sets forth individual compensation information for each of the Company's last three fiscal years of the Chief Executive Officer ("CEO") and other most highly paid executive officers who were serving as such at the end of the Company's fiscal year ended December 31, 1995, and whose total annual salary and bonus for such fiscal year exceeded $100,000.



             SUMMARY COMPENSATION TABLE


                                                       Long Term
                                                       Compensation
                                                       Awards
                                  Annual   Compensation  Stock  All Other
Name and Principal Position Year  Salary   Bonus        Options Compensation(2)

Roger D. Snell               1995 $250,000     ---        ---   ---
President and CEO (1)        1994 $250,000$ 75,000        20,500 ---
                             1993 $179,000$147,500       ---    ---

Raymond V. Marino (3)        1995 $ 95,000$ 30,000        --- $2,850
President and CEO            1994 $ 91,553$ 25,000       6,175  ---
                             1993 $ 80,000$ 15,000       ---    ---

Christopher M. Watson (4)    1995 $ 70,000$ 30,000        ---$22,459
Executive Vice President     1994 $ 70,000$ 30,000        6,175$82,007
                             1993 $ 60,000$ 30,000       ---$45,714




(1) Mr. Snell resigned as a Director, President and CEO of the Company in December 1995.

(2) Other compensation in the form of personal benefits to the named person has been omitted because it does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus to each.

(3)      Mr. Marino became a Director, President and CEO in January 1996.
         Mr. Marino had been a Vice President of the Company since August 1992. His other compensation in
         1995 is a simplified employee pension contribution.

(4) Mr. Watson joined the Company as a Vice President in September 1992 and became Executive Vice President in January 1996. His other compensation consisted of lease commissions of $17,359 in 1995, $79,007 in 1994 and $42,714 in 1993
         and an auto allowance of $3,000 in each year, and $2,100 for a simplified employee pension contribution in 1995.

         Option Tables

There were no options granted to the CEO or other executive officers named in the Summary Compensation table during the fiscal year ended December 31, 1995, and such CEO and other executive officers did not exercise any options in the fiscal year ended December 31,1995. The following table sets forth option exercise activity in the last fiscal year and the fiscal year-end option values with respect to the CEO and each of the other executive officers named in the Summary Compensation Table.


           Fiscal Year End Option Values

                                                       Values of
                                       Number of       Unexercised In-
                                       Unexercised     the-Money
                                       Options at      Options at
                                       12/31/95        12/31/95 $ (1)
                                       Exercisable/    Exercisable/
Name                                   Unexercisable   Unexercisable

Roger D. Snell                         120,500/     --        --/--
Raymond V. Marino                       10,235/10,940          --/--
Christopher M. Watson                   10,235/10,940          --/--


(1) The closing sale price for the Company's Common Stock on December 31, 1995, as reported on the American Stock Exchange consolidated reporting system, was $2.875 per share. The exercise prices of all exercisable and unexercisable options held by Messrs. Snell, Marino and Watson were equal to or in excess of such price.

Employment Contract With Executive. In March 1996, the Company and Raymond V. Marino, The CEO and President of the Company, entered into an employment agreement and in September 1996 entered into a new employment agreement under which the earlier employment agreement applies to Mr. Marino's employment for 1996 and the new agreement applies for subsequent years. Pursuant to such agreements, Mr. Marino's annual base salary is $150,000 and he is eligible to receive bonuses as determined by the Board of Directors. The new employment agreement is for an initial term of two years commencing January 2, 1997 to January 1, 1999, and will automatically be extended for additional one-year terms until terminated at the end of the initial or any extension term by either party by prior written notice.
If the Company terminates Mr. Marino's employment under the new employment agreement on such written notice, Mr. Marino will be entitled (i) to receive his base salary for a period of 24 months following termination and a bonus equal to the average of any annual bonuses he may have earned with respect to the immediately preceding two full calendar years of his employment or, if greater, the bonus, if any, Mr. Marino may receive in respect of his 1996 employment, and (ii) to exercise all vested options which have been granted to him for a period of 12 months from the date of termination. If the Company terminates the employment agreement without cause other than pursuant to the aforementioned written notice of termination or if Mr. Marino terminates the employment agreement because of a reduction in his responsibilities or compensation or a change in his employment location, Mr. Marino will be entitled to receive the termination compensation described above and the vesting period of any unvested options granted to Mr. Marino will accelerate and such options and all previously vested options will be exercisable for a period of 12 months from the date of termination.

In the event of a termination of Mr. Marino's employment at his election within 12 months following a "change in control" of the Company, Mr. Marino will be entitled to receive the termination compensation described above, including the acceleration of the vesting of his options, but the period for exercising any options will be a period of three months from the date of termination of his employment. If following "change in control", Mr. Marino agrees to remain employed under different terms of employment than those contained in his Employment Agreement, he will be entitled to be paid in addition to his compensation under the new employment arrangement his base salary for the remainder of his then current employment term.

"Change in control" shall be deemed to have occurred if (i) in a single transaction or series of transactions a transfer of ownership of the Company's common stock occurs as a result of which the shareholders immediately prior to such transaction or series of transactions no longer control, directly or indirectly, 50% of the voting stock of the Company, or (ii) the Company merges or consolidates with another corporation (other than a subsidiary of the Company) or the Company sells all or substantially all of its assets and at least 50% of the voting stock of the surviving or purchasing entity is not controlled, directly or indirectly, by the shareholders who were shareholders of the Company immediately prior to such transaction or (iii) the composition of the Board of Directors changes such that a majority of the Board are no longer persons who were serving as directors of the Company on
 January 1, 1996.

Pursuant to the current employment agreement, the Company awarded options to Mr. Marino to acquire 100,000 shares of Common Stock of the Company at an exercise price of $2.5625 per share subject to approval of the 1996 Stock Option Plan by the shareholders of the Company. 40,000 of such shares vested at the grant date and, except as described above, the balance vest 20,000 on January 1, 1997, and 20,000 on each of December 31, 1997, and December 31, 1998. In the event of the 1996 Stock Option Plan is not approved, Mr. Marino will be entitled to a cash payment in the event of a sale or merger or similar transaction or sale of 50% or more of the stock of the Company, or the full or partial liquidation of the Company.
The cash payment will be an amount equal to the cash payment per share or value per share of any other consideration received by the shareholders of the Company in excess of $2.5625 per share multiplied by 100,000.

Certain Transactions.  Effective December 31, 1995, Roger D. Snell resigned as
 President,Chief Executive Officer and a Director of the Company. Pursuant to an agreement dated as of December 31, 1995, between the Company and
Mr. Snell it was agreed that Mr. Snell would act as a consultant throughout
 1996 to investigate various courses of action to try to improve shareholder value including a possible merger or sale of the Company. The Company agreed to pay Mr. Snell a total of $100,000 in six monthly installments beginning in January 1996, as well as additional compensation on a formula tied to the value to be received by shareholders of the Company in a merger or sale transaction as to which there was a
 "meeting of the minds" before December 31, 1996, regardless of who is responsible for the transaction. If such a "meeting of the minds" occurs after June 30, 1996, but on or before December 31, 1996, such additional compensation will be reduced by one third. In addition, Mr. Snell was entitled to a $25,000 bonus if the Company's Florida shopping center was sold in 1996. In April 1996, the Company's Florida shopping center was sold and Mr. Snell was paid the bonus. The Company also agreed to accelerate the vesting of Mr. Snell's incentive stock options to December 31, 1995, and to extend the period for Mr. Snell to exercise those options to December 31, 1996.

Report of the Board of Directors on Executive Compensation

           At the Annual Meeting of Shareholders of the Company held on May 9, 1995, the number of Directors was increased from five to seven.
Four of the seven Directors who were elected at that time had not previously served as Directors of the Company. At the Organizational Meeting of the Board of Directors held on May 9, 1995, following such Annual Meeting, the Directors determined to establish a Compensation Committee, and three non-employee directors, Messrs. Jacobs, Roher and Winfield, were designated as its members. Mr.Jacobs was appointed as Chairman of the Compensation Committee. The powers of the newly formed Compensation Committee were as follows:

a. To make recommendations to the Board with respect to the compensation package of the Chief Executive Officer;

b. To review the Chief Executive Officer's recommendations as to the compensation package of the other officers of the Company; and,

c. To act for the Board in awarding stock options at such time as the Company has a stock option plan in force for its officers and employees.

The Board of Directors considers the recommendation of the Compensation \ Committee with respect to the compensation package of the Chief Executive Officer. Mr. Snell who was President, Chief Executive Officer and a Director of the
 Company until December 31, 1995, did not participate in executive compensation determinations with respect to himself.

Compensation Policy for Executive Officers. The policy of the Compensation Committee and the Board is that the Company's executive officers should be paid a base salary and receive short-term incentive compensation in the form of a bonus. In their determinations, the Committee and the Board are particularly mindful that the activities of the Company have been materially reduced by the sale of its assets in the last two years.
 The Committee's recommendations as to the compensation package of the Chief Executive Officer, the Board's consideration of such recommendation, and the review by the Committee and the Board of the compensation package or packages of other officers are based, in large part, on their perception of compensation packages being offered by other companies which compete with the Company.

The Company has no formal bonus plan. The Board determined, based upon its subjective evaluation of the performance of Mr. Marino and Mr. Watson, to grant to each such officer a bonus of $30,000 for services rendered in 1995. It is the policy of the Committee and the Board that executive officers should receive long-term compensation in the form of stock options.
 No options were available for grant in 1995 and no options were granted to executive officers in 1995. At the Meeting, shareholders will consider approval of the adoption of the 1996 Stock Option Plan
Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to each of the company's chief executive officer and the four other most highly compensated executive officers. Because of the range of compensation paid by the Company to its executive officers, the Compensation Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000.

Chief Executive Officer Compensation. Mr. Snell's base salary of $250,000 per annum, was fixed by agreement prior to 1995. The Board determined not to grant Mr. Snell a bonus in 1995 because, based upon its subjective judgment of his performance and the financial condition of the Company, it believed Mr. Snell's base salary to be adequate compensation

As of December 31, 1995, Mr. Snell resigned as President, Chief Executive Officer and a Director of the Company. The Board of Directors and Mr. Snell
 agreed that he would be retained as a consultant to the Company during 1996 on terms described in this Proxy Statement under the heading "Certain Transactions".

           In connection with the agreement to retain Mr. Snell as a consultant, the Compensation Committee approved the vesting of all of the incentive stock options held by Mr. Snell (120,500 shares) as of December 31, 1995, and extended until the close of business on December 31, 1996, the time within which such options could be exercised.

              The Board of Directors:

                  H. Todd Cobey, Jr.
                  Lawrence B. Helzel
                  Marshall A. Jacobs
                  Raymond V. Marino
                    David E. Post
                   Martin S. Roher
                   John V. Winfield


Compensation Committee Interlocks and Insider Participation.  Mr. Snell was
a director and the President and Chief Executive Officer of the Company until
December 31, 1995.   Mr.Jacobs is Of Counsel to the law firm of Jacobs
Persinger & Parker. Such law firm performed services for the Company during 1995 and is performing services for the Company in 1996.
See report of the Board of Directors on Executive Compensation for information on participation in deliberations concerning executive officer compensation.


        PACIFIC GATEWAY PROPERTIES, INC. (PGP)
                  PERFORMANCE GRAPH

   Comparison of Five Year Cumulative Total Return*
Among PGP, Dow Jones Equity Market Index and Dow Jones Real
Estate Inv. Index**

Date,Close
12/31/90,6.625
1/2/91,7.000
1/3/91,7.000
1/4/91,7.125
1/7/91,7.000
1/8/91,6.750
1/9/91,6.500
1/10/91,6.250
1/11/91,6.250
1/14/91,6.250
1/15/91,6.500
1/16/91,6.375
1/17/91,6.625
1/18/91,6.500
1/21/91,6.625
1/22/91,6.500
1/23/91,6.750
1/24/91,7.125
1/25/91,7.250
1/28/91,7.125
1/29/91,7.000
1/30/91,7.000
1/31/91,7.000
2/1/91,7.625
2/4/91,7.500
2/5/91,7.500
2/6/91,7.250
2/7/91,7.500
2/8/91,7.500
2/11/91,7.375
2/12/91,7.375
2/13/91,7.250
2/14/91,7.250
2/15/91,7.250
2/19/91,7.250
2/20/91,7.500
2/21/91,7.500
2/22/91,7.250
2/25/91,7.125
2/26/91,7.000
2/27/91,6.875
2/28/91,7.250
3/1/91,7.125
3/4/91,7.000
3/5/91,7.000
3/6/91,7.000
3/7/91,6.875
3/8/91,7.000
3/11/91,7.125
3/12/91,7.000
3/13/91,6.875
3/14/91,7.000
3/15/91,6.625
3/18/91,6.750
3/19/91,6.625
3/20/91,6.625
3/21/91,6.875
3/22/91,7.000
3/25/91,7.125
3/26/91,7.000
3/27/91,6.875
3/28/91,6.875
4/1/91,6.750
4/2/91,6.875
4/3/91,6.625
4/4/91,6.750
4/5/91,6.625
4/8/91,6.750
4/9/91,6.500
4/10/91,6.250
4/11/91,6.750
4/12/91,6.750
4/15/91,6.500
4/16/91,6.750
4/17/91,6.625
4/18/91,7.500
4/19/91,7.875
4/22/91,8.375
4/23/91,8.375
4/24/91,8.750
4/25/91,8.375
4/26/91,8.250
4/29/91,8.125
4/30/91,8.250
5/1/91,8.375
5/2/91,8.125
5/3/91,8.250
5/6/91,8.125
5/7/91,8.000
5/8/91,7.750
5/9/91,8.000
5/10/91,8.000
5/13/91,7.750
5/14/91,7.750
5/15/91,7.250
5/16/91,7.375
5/17/91,7.375
5/20/91,7.500
5/21/91,7.375
5/22/91,7.500
5/23/91,7.500
5/24/91,7.500
5/28/91,7.625
5/29/91,7.750
5/30/91,7.625
5/31/91,7.625
6/3/91,8.000
6/4/91,7.875
6/5/91,7.875
6/6/91,7.875
6/7/91,7.625
6/10/91,7.750
6/11/91,7.500
6/12/91,7.500
6/13/91,7.000
6/14/91,6.750
6/17/91,7.000
6/18/91,7.000
6/19/91,6.875
6/20/91,7.000
6/21/91,7.000
6/24/91,6.875
6/25/91,6.875
6/26/91,7.000
6/27/91,7.500
6/28/91,7.625
7/1/91,7.500
7/2/91,7.500
7/3/91,7.000
7/5/91,7.125
7/8/91,7.000
7/9/91,6.750
7/10/91,6.875
7/11/91,6.875
7/12/91,7.000
7/15/91,7.375
7/16/91,7.500
7/17/91,7.375
7/18/91,7.375
7/19/91,7.125
7/22/91,7.125
7/23/91,7.000
7/24/91,6.750
7/25/91,6.625
7/26/91,6.500
7/29/91,6.500
7/30/91,6.500
7/31/91,6.625
8/1/91,6.875
8/2/91,6.875
8/5/91,7.000
8/6/91,7.000
8/7/91,6.750
8/8/91,6.875
8/9/91,6.750
8/12/91,6.750
8/13/91,6.625
8/14/91,6.500
8/15/91,6.500
8/16/91,6.750
8/19/91,6.750
8/20/91,6.500
8/21/91,6.500
8/22/91,6.500
8/23/91,6.625
8/26/91,6.625
8/27/91,6.250
8/28/91,5.375
8/29/91,5.625
8/30/91,5.625
9/3/91,5.500
9/4/91,5.750
9/5/91,5.625
9/6/91,5.875
9/9/91,5.750
9/10/91,5.750
9/11/91,5.750
9/12/91,6.125
9/13/91,6.375
9/16/91,6.375
9/17/91,6.375
9/18/91,6.000
9/19/91,6.000
9/20/91,6.000
9/23/91,6.000
9/24/91,5.875
9/25/91,5.875
9/26/91,5.750
9/27/91,5.500
9/30/91,5.750
10/1/91,5.625
10/2/91,5.625
10/3/91,5.375
10/4/91,5.500
10/7/91,5.500
10/8/91,5.375
10/9/91,5.250
10/10/91,5.375
10/11/91,5.125
10/14/91,5.250
10/15/91,5.250
10/16/91,5.500
10/17/91,5.500
10/18/91,5.375
10/21/91,5.375
10/22/91,5.500
10/23/91,5.500
10/24/91,5.625
10/25/91,5.625
10/28/91,5.500
10/29/91,5.500
10/30/91,5.375
10/31/91,5.625
11/1/91,5.500
11/4/91,5.375
11/5/91,5.250
11/6/91,5.375
11/7/91,5.250
11/8/91,5.125
11/11/91,5.000
11/12/91,5.000
11/13/91,5.125
11/14/91,5.125
11/15/91,5.125
11/18/91,5.000
11/19/91,4.875
11/20/91,4.875
11/21/91,5.000
11/22/91,4.750
11/25/91,4.750
11/26/91,4.750
11/27/91,4.875
11/29/91,4.875
12/2/91,4.625
12/3/91,4.750
12/4/91,4.750
12/5/91,4.875
12/6/91,4.750
12/9/91,4.750
12/10/91,5.000
12/11/91,4.875
12/12/91,5.375
12/13/91,5.500
12/16/91,6.125
12/17/91,5.875
12/18/91,6.000
12/19/91,5.625
12/20/91,5.625
12/23/91,5.500
12/24/91,5.000
12/26/91,5.125
12/27/91,5.000
12/30/91,4.875
12/31/91,4.875
1/2/92,6.000
1/3/92,5.625
1/6/92,5.000
1/7/92,5.125
1/8/92,5.375
1/9/92,5.875
1/10/92,5.875
1/13/92,5.500
1/14/92,5.875
1/15/92,5.625
1/16/92,5.500
1/17/92,5.625
1/20/92,5.750
1/21/92,5.625
1/22/92,5.500
1/23/92,5.625
1/24/92,5.500
1/27/92,5.500
1/28/92,5.375
1/29/92,5.250
1/30/92,5.250
1/31/92,5.375
2/3/92,5.375
2/4/92,5.500
2/5/92,5.375
2/6/92,5.375
2/7/92,5.375
2/10/92,5.375
2/11/92,5.375
2/12/92,5.375
2/13/92,5.125
2/14/92,5.250
2/18/92,5.250
2/19/92,5.375
2/20/92,5.250
2/21/92,5.125
2/24/92,5.125
2/25/92,5.125
2/26/92,5.500
2/27/92,5.500
2/28/92,5.375
3/2/92,5.750
3/3/92,5.500
3/4/92,5.500
3/5/92,5.625
3/6/92,6.000
3/9/92,6.000
3/10/92,5.875
3/11/92,6.000
3/12/92,5.875
3/13/92,5.875
3/16/92,5.625
3/17/92,5.375
3/18/92,5.500
3/19/92,5.375
3/20/92,5.375
3/23/92,5.250
3/24/92,5.250
3/25/92,5.250
3/26/92,5.250
3/27/92,5.250
3/30/92,5.375
3/31/92,5.250
4/1/92,5.250
4/2/92,5.250
4/3/92,5.250
4/6/92,5.000
4/7/92,5.000
4/8/92,5.000
4/9/92,5.000
4/10/92,4.875
4/13/92,4.875
4/14/92,4.875
4/15/92,4.875
4/16/92,4.750
4/20/92,4.625
4/21/92,4.750
4/22/92,4.875
4/23/92,4.875
4/24/92,5.000
4/27/92,5.000
4/28/92,5.125
4/29/92,5.125
4/30/92,5.125
5/1/92,5.125
5/4/92,5.000
5/5/92,5.250
5/6/92,5.000
5/7/92,5.125
5/8/92,5.000
5/11/92,5.250
5/12/92,5.125
5/13/92,5.250
5/14/92,5.000
5/15/92,5.250
5/18/92,5.375
5/19/92,5.375
5/20/92,5.250
5/21/92,5.000
5/22/92,4.875
5/26/92,4.875
5/27/92,4.875
5/28/92,5.000
5/29/92,5.000
6/1/92,5.125
6/2/92,4.875
6/3/92,4.750
6/4/92,5.125
6/5/92,5.125
6/8/92,5.250
6/9/92,5.125
6/10/92,5.000
6/11/92,5.000
6/12/92,5.000
6/15/92,5.000
6/16/92,4.875
6/17/92,4.750
6/18/92,4.625
6/19/92,4.500
6/22/92,4.500
6/23/92,4.500
6/24/92,4.500
6/25/92,4.500
6/26/92,4.375
6/29/92,4.250
6/30/92,4.125
7/1/92,4.250
7/2/92,4.125
7/6/92,4.125
7/7/92,4.125
7/8/92,4.125
7/9/92,4.125
7/10/92,4.125
7/13/92,4.000
7/14/92,3.875
7/15/92,3.875
7/16/92,3.875
7/17/92,3.750
7/20/92,3.500
7/21/92,3.375
7/22/92,3.250
7/23/92,3.250
7/24/92,3.250
7/27/92,3.500
7/28/92,3.875
7/29/92,4.000
7/30/92,4.125
7/31/92,4.125
8/3/92,4.000
8/4/92,4.000
8/5/92,4.000
8/6/92,4.000
8/7/92,4.000
8/10/92,3.875
8/11/92,3.750
8/12/92,3.625
8/13/92,3.625
8/14/92,3.625
8/17/92,3.750
8/18/92,3.500
8/19/92,3.125
8/20/92,3.250
8/21/92,3.125
8/24/92,3.000
8/25/92,2.875
8/26/92,3.000
8/27/92,3.125
8/28/92,3.250
8/31/92,3.125
9/1/92,3.250
9/2/92,3.250
9/3/92,3.188
9/4/92,3.188
9/8/92,3.250
9/9/92,3.125
9/10/92,3.125
9/11/92,3.125
9/14/92,3.000
9/15/92,3.063
9/16/92,3.000
9/17/92,3.063
9/18/92,3.125
9/21/92,2.938
9/22/92,2.875
9/23/92,2.750
9/24/92,2.750
9/25/92,2.813
9/28/92,2.938
9/29/92,3.000
9/30/92,2.750
10/1/92,2.875
10/2/92,2.813
10/5/92,2.625
10/6/92,2.875
10/7/92,2.500
10/8/92,2.438
10/9/92,2.500
10/12/92,2.500
10/13/92,2.625
10/14/92,2.500
10/15/92,2.625
10/16/92,2.625
10/19/92,2.375
10/20/92,2.375
10/21/92,2.375
10/22/92,2.438
10/23/92,2.500
10/26/92,2.438
10/27/92,2.375
10/28/92,2.375
10/29/92,2.500
10/30/92,2.375
11/2/92,2.313
11/3/92,2.313
11/4/92,2.313
11/5/92,2.250
11/6/92,2.375
11/9/92,2.500
11/10/92,2.250
11/11/92,2.125
11/12/92,2.375
11/13/92,2.313
11/16/92,2.375
11/17/92,2.375
11/18/92,2.875
11/19/92,2.875
11/20/92,2.750
11/23/92,2.438
11/24/92,2.500
11/25/92,2.750
11/27/92,2.813
11/30/92,2.750
12/1/92,2.813
12/2/92,2.625
12/3/92,2.875
12/4/92,2.750
12/7/92,2.813
12/8/92,2.875
12/9/92,2.813
12/10/92,2.750
12/11/92,2.750
12/14/92,2.750
12/15/92,2.375
12/16/92,2.625
12/17/92,2.750
12/18/92,2.500
12/21/92,2.438
12/22/92,2.250
12/23/92,2.375
12/24/92,2.313
12/28/92,2.500
12/29/92,2.563
12/30/92,2.563
12/31/92,2.625
1/4/93,2.625
1/5/93,2.625
1/6/93,2.625
1/7/93,2.875
1/8/93,2.938
1/11/93,2.875
1/12/93,2.813
1/13/93,2.625
1/14/93,2.750
1/15/93,2.625
1/18/93,2.500
1/19/93,2.625
1/20/93,2.625
1/21/93,2.875
1/22/93,2.938
1/25/93,3.000
1/26/93,2.875
1/27/93,3.250
1/28/93,3.313
1/29/93,3.500
2/1/93,3.625
2/2/93,3.625
2/3/93,3.250
2/4/93,3.500
2/5/93,3.250
2/8/93,3.313
2/9/93,3.125
2/10/93,3.000
2/11/93,3.000
2/12/93,3.125
2/16/93,3.000
2/17/93,3.000
2/18/93,2.875
2/19/93,2.813
2/22/93,2.563
2/23/93,2.625
2/24/93,2.625
2/25/93,2.813
2/26/93,2.813
3/1/93,2.750
3/2/93,2.813
3/3/93,2.813
3/4/93,2.813
3/5/93,3.000
3/8/93,3.125
3/9/93,3.188
3/10/93,3.250
3/11/93,3.188
3/12/93,3.125
3/15/93,3.125
3/16/93,3.125
3/17/93,3.000
3/18/93,3.000
3/19/93,3.000
3/22/93,2.875
3/23/93,2.875
3/24/93,2.875
3/25/93,2.813
3/26/93,2.938
3/29/93,3.000
3/30/93,2.938
3/31/93,2.938
4/1/93,3.000
4/2/93,3.000
4/5/93,3.000
4/6/93,3.000
4/7/93,3.063
4/8/93,2.938
4/12/93,2.938
4/13/93,2.750
4/14/93,2.875
4/15/93,2.813
4/16/93,2.813
4/19/93,2.813
4/20/93,2.750
4/21/93,2.938
4/22/93,2.813
4/23/93,3.000
4/26/93,3.000
4/27/93,2.938
4/28/93,3.250
4/29/93,3.000
4/30/93,3.250
5/3/93,3.250
5/4/93,3.250
5/5/93,3.250
5/6/93,3.125
5/7/93,3.250
5/10/93,3.250
5/11/93,3.125
5/12/93,3.188
5/13/93,3.000
5/14/93,3.000
5/17/93,3.000
5/18/93,2.875
5/19/93,2.875
5/20/93,2.813
5/21/93,2.813
5/24/93,2.813
5/25/93,2.938
5/26/93,2.750
5/27/93,2.750
5/28/93,2.750
6/1/93,2.750
6/2/93,2.875
6/3/93,2.750
6/4/93,2.625
6/7/93,2.625
6/8/93,2.625
6/9/93,3.000
6/10/93,2.875
6/11/93,2.813
6/14/93,2.813
6/15/93,2.875
6/16/93,2.875
6/17/93,2.875
6/18/93,2.750
6/21/93,2.875
6/22/93,2.875
6/23/93,2.750
6/24/93,2.750
6/25/93,2.500
6/28/93,2.500
6/29/93,2.500
6/30/93,2.625
7/1/93,2.500
7/2/93,2.500
7/6/93,2.500
7/7/93,2.500
7/8/93,2.500
7/9/93,2.500
7/12/93,2.438
7/13/93,2.375
7/14/93,2.438
7/15/93,2.500
7/16/93,2.500
7/19/93,2.500
7/20/93,2.438
7/21/93,2.375
7/22/93,2.250
7/23/93,2.375
7/26/93,2.250
7/27/93,2.375
7/28/93,2.313
7/29/93,2.250
7/30/93,2.438
8/2/93,2.375
8/3/93,2.375
8/4/93,2.375
8/5/93,2.375
8/6/93,2.375
8/9/93,2.375
8/10/93,2.313
8/11/93,2.313
8/12/93,2.500
8/13/93,2.438
8/16/93,2.500
8/17/93,2.500
8/18/93,2.500
8/19/93,2.750
8/20/93,2.750
8/23/93,2.625
8/24/93,2.750
8/25/93,2.750
8/26/93,2.875
8/27/93,3.125
8/30/93,3.125
8/31/93,3.063
9/1/93,3.000
9/2/93,3.000
9/3/93,2.875
9/7/93,2.875
9/8/93,2.875
9/9/93,2.875
9/10/93,3.000
9/13/93,2.875
9/14/93,2.938
9/15/93,2.813
9/16/93,2.813
9/17/93,2.813
9/20/93,2.813
9/21/93,2.750
9/22/93,2.625
9/23/93,2.500
9/24/93,2.625
9/27/93,2.500
9/28/93,2.563
9/29/93,2.563
9/30/93,2.625
10/1/93,2.563
10/4/93,2.625
10/5/93,2.563
10/6/93,2.500
10/7/93,2.500
10/8/93,2.625
10/11/93,2.625
10/12/93,2.625
10/13/93,2.563
10/14/93,2.500
10/15/93,2.563
10/18/93,2.563
10/19/93,2.688
10/20/93,2.563
10/21/93,2.563
10/22/93,2.563
10/25/93,2.688
10/26/93,2.625
10/27/93,2.625
10/28/93,2.688
10/29/93,2.750
11/1/93,2.875
11/2/93,3.000
11/3/93,3.375
11/4/93,3.250
11/5/93,3.500
11/8/93,3.375
11/9/93,3.438
11/10/93,3.375
11/11/93,3.375
11/12/93,3.250
11/15/93,3.250
11/16/93,3.188
11/17/93,3.250
11/18/93,3.375
11/19/93,3.375
11/22/93,3.250
11/23/93,3.125
11/24/93,3.250
11/26/93,3.125
11/29/93,3.188
11/30/93,3.125
12/1/93,3.125
12/2/93,3.000
12/3/93,3.000
12/6/93,3.000
12/7/93,2.938
12/8/93,2.938
12/9/93,3.250
12/10/93,3.000
12/13/93,3.000
12/14/93,3.000
12/15/93,2.875
12/16/93,2.875
12/17/93,3.000
12/20/93,3.125
12/21/93,3.000
12/22/93,2.938
12/23/93,2.875
12/27/93,2.875
12/28/93,3.250
12/29/93,3.500
12/30/93,3.625
12/31/93,3.750
1/3/94,3.750
1/4/94,3.563
1/5/94,3.438
1/6/94,3.438
1/7/94,3.563
1/10/94,3.625
1/11/94,3.438
1/12/94,3.375
1/13/94,3.500
1/14/94,3.375
1/17/94,3.375
1/18/94,3.500
1/19/94,3.375
1/20/94,3.375
1/21/94,3.438
1/24/94,3.375
1/25/94,3.438
1/26/94,3.438
1/27/94,3.500
1/28/94,3.438
1/31/94,3.625
2/1/94,3.813
2/2/94,3.875
2/3/94,4.000
2/4/94,3.813
2/7/94,3.813
2/8/94,3.625
2/9/94,3.625
2/10/94,3.875
2/11/94,3.750
2/14/94,3.875
2/15/94,3.750
2/16/94,3.625
2/17/94,3.625
2/18/94,3.500
2/22/94,3.750
2/23/94,3.875
2/24/94,3.688
2/25/94,3.688
2/28/94,3.563
3/1/94,3.563
3/2/94,3.563
3/3/94,3.625
3/4/94,3.625
3/7/94,3.625
3/8/94,3.625
3/9/94,3.625
3/10/94,3.625
3/11/94,3.688
3/14/94,3.625
3/15/94,3.625
3/16/94,3.625
3/17/94,3.688
3/18/94,3.688
3/21/94,3.625
3/22/94,3.688
3/23/94,3.625
3/24/94,3.625
3/25/94,3.625
3/28/94,3.625
3/29/94,3.625
3/30/94,3.500
3/31/94,3.375
4/4/94,3.625
4/5/94,3.750
4/6/94,3.625
4/7/94,3.750
4/8/94,3.688
4/11/94,3.625
4/12/94,3.625
4/13/94,3.500
4/14/94,3.500
4/15/94,3.625
4/18/94,3.375
4/19/94,3.375
4/20/94,3.500
4/21/94,3.438
4/22/94,3.375
4/25/94,3.375
4/26/94,3.250
4/28/94,3.250
4/29/94,3.250
5/2/94,3.250
5/3/94,3.125
5/4/94,3.125
5/5/94,3.250
5/6/94,3.250
5/9/94,3.125
5/10/94,3.375
5/11/94,3.250
5/12/94,3.125
5/13/94,3.125
5/16/94,3.125
5/17/94,3.125
5/18/94,3.125
5/19/94,3.125
5/20/94,3.125
5/23/94,3.250
5/24/94,3.125
5/25/94,3.125
5/26/94,3.250
5/27/94,3.188
5/31/94,3.125
6/1/94,3.188
6/2/94,3.250
6/3/94,3.250
6/6/94,3.125
6/7/94,3.250
6/8/94,3.250
6/9/94,3.375
6/10/94,3.375
6/13/94,3.375
6/14/94,3.625
6/15/94,3.625
6/16/94,3.563
6/17/94,3.500
6/20/94,3.375
6/21/94,3.375
6/22/94,3.438
6/23/94,3.375
6/24/94,3.438
6/27/94,3.375
6/28/94,3.563
6/29/94,3.500
6/30/94,3.500
7/1/94,3.500
7/5/94,3.375
7/6/94,3.375
7/7/94,3.500
7/8/94,3.375
7/11/94,3.375
7/12/94,3.438
7/13/94,3.688
7/14/94,3.563
7/15/94,3.563
7/18/94,3.688
7/19/94,3.563
7/20/94,3.563
7/21/94,3.563
7/22/94,3.625
7/25/94,3.563
7/26/94,3.563
7/27/94,3.563
7/28/94,3.500
7/29/94,3.750
8/1/94,3.688
8/2/94,3.688
8/3/94,3.750
8/4/94,3.750
8/5/94,3.750
8/8/94,3.875
8/9/94,4.000
8/10/94,4.375
8/11/94,4.500
8/12/94,4.500
8/15/94,4.500
8/16/94,4.625
8/17/94,4.375
8/18/94,4.375
8/19/94,4.250
8/22/94,4.375
8/23/94,4.375
8/24/94,4.375
8/25/94,4.188
8/26/94,4.250
8/29/94,4.500
8/30/94,4.500
8/31/94,4.375
9/1/94,4.500
9/2/94,4.500
9/6/94,4.500
9/7/94,4.500
9/8/94,4.625
9/9/94,4.500
9/12/94,4.375
9/13/94,4.375
9/14/94,4.250
9/15/94,4.250
9/16/94,4.375
9/19/94,4.375
9/20/94,4.250
9/21/94,4.250
9/22/94,4.250
9/23/94,4.250
9/26/94,4.250
9/27/94,4.250
9/28/94,4.250
9/29/94,4.250
9/30/94,4.250
10/3/94,4.063
10/4/94,4.000
10/5/94,4.000
10/6/94,3.875
10/7/94,3.750
10/10/94,3.875
10/11/94,4.000
10/12/94,3.875
10/13/94,3.875
10/14/94,3.875
10/17/94,3.750
10/18/94,3.875
10/19/94,3.875
10/20/94,3.750
10/21/94,3.750
10/24/94,3.750
10/25/94,3.813
10/26/94,3.750
10/27/94,3.875
10/28/94,3.750
10/31/94,3.625
11/1/94,3.625
11/2/94,3.500
11/3/94,3.500
11/4/94,3.563
11/7/94,3.500
11/8/94,3.500
11/9/94,3.500
11/10/94,3.500
11/11/94,3.500
11/14/94,3.500
11/15/94,3.500
11/16/94,3.750
11/17/94,3.688
11/18/94,3.813
11/21/94,3.688
11/22/94,3.688
11/23/94,3.750
11/25/94,3.750
11/28/94,3.500
11/29/94,3.688
11/30/94,3.563
12/1/94,3.750
12/2/94,3.625
12/5/94,3.500
12/6/94,3.500
12/7/94,3.625
12/8/94,3.500
12/9/94,3.375
12/12/94,3.375
12/13/94,3.375
12/14/94,3.250
12/15/94,3.313
12/16/94,3.250
12/19/94,3.063
12/20/94,3.000
12/21/94,2.938
12/22/94,2.875
12/23/94,3.250
12/27/94,3.500
12/28/94,3.250
12/29/94,3.375
12/30/94,4.000
1/3/95,3.875
1/4/95,3.750
1/5/95,3.438
1/6/95,3.375
1/9/95,3.688
1/10/95,3.563
1/11/95,3.563
1/12/95,3.563
1/13/95,3.563
1/16/95,3.563
1/17/95,3.563
1/18/95,3.625
1/19/95,3.625
1/20/95,3.625
1/23/95,3.625
1/24/95,3.625
1/25/95,3.500
1/26/95,3.625
1/27/95,3.625
1/30/95,3.250
1/31/95,3.500
2/1/95,3.500
2/2/95,3.750
2/3/95,3.625
2/6/95,3.750
2/7/95,3.750
2/8/95,3.750
2/9/95,3.813
2/10/95,4.000
2/13/95,3.938
2/14/95,3.875
2/15/95,4.000
2/16/95,3.938
2/17/95,3.938
2/21/95,3.875
2/22/95,3.750
2/23/95,3.938
2/24/95,3.875
2/27/95,3.813
2/28/95,3.813
3/1/95,3.875
3/2/95,3.813
3/3/95,3.750
3/6/95,3.625
3/7/95,3.500
3/8/95,3.375
3/9/95,3.313
3/10/95,3.375
3/13/95,3.375
3/14/95,3.375
3/15/95,3.375
3/16/95,3.250
3/17/95,3.313
3/20/95,3.625
3/21/95,3.500
3/22/95,3.500
3/23/95,3.625
3/24/95,3.750
3/27/95,3.625
3/28/95,3.500
3/29/95,3.438
3/30/95,3.375
3/31/95,3.375
4/3/95,3.438
4/4/95,3.438
4/5/95,3.375
4/6/95,3.500
4/7/95,3.500
4/10/95,3.500
4/11/95,3.563
4/12/95,3.625
4/13/95,3.500
4/17/95,3.563
4/18/95,3.375
4/19/95,3.375
4/20/95,3.313
4/21/95,3.250
4/24/95,3.438
4/25/95,3.438
4/26/95,3.750
4/27/95,4.000
4/28/95,4.000
5/1/95,3.938
5/2/95,4.000
5/3/95,3.875
5/4/95,3.625
5/5/95,3.625
5/8/95,3.688
5/9/95,3.438
5/10/95,3.438
5/11/95,3.625
5/12/95,3.750
5/15/95,3.625
5/16/95,3.500
5/17/95,3.625
5/18/95,3.563
5/19/95,3.500
5/22/95,3.438
5/23/95,3.375
5/24/95,3.313
5/25/95,3.250
5/26/95,3.250
5/30/95,3.375
5/31/95,3.375
6/1/95,3.438
6/2/95,3.438
6/5/95,3.313
6/6/95,3.438
6/7/95,3.500
6/8/95,3.375
6/9/95,3.313
6/12/95,3.313
6/13/95,3.313
6/14/95,3.375
6/15/95,3.375
6/16/95,3.313
6/19/95,3.500
6/20/95,3.500
6/21/95,3.375
6/22/95,3.375
6/23/95,3.500
6/26/95,3.375
6/27/95,3.375
6/28/95,3.250
6/29/95,3.375
6/30/95,3.500
7/3/95,3.500
7/5/95,3.500
7/6/95,3.313
7/7/95,3.500
7/10/95,3.438
7/11/95,3.438
7/12/95,3.500
7/13/95,3.500
7/14/95,3.500
7/17/95,3.375
7/18/95,3.375
7/19/95,3.250
7/20/95,3.375
7/21/95,3.375
7/24/95,3.125
7/25/95,3.000
7/26/95,3.000
7/27/95,3.000
7/28/95,3.000
7/31/95,3.125
8/1/95,3.250
8/2/95,3.125
8/3/95,3.000
8/4/95,3.000
8/7/95,3.000
8/8/95,3.000
8/9/95,3.125
8/10/95,3.125
8/11/95,3.125
8/14/95,3.125
8/15/95,3.125
8/16/95,3.125
8/17/95,3.000
8/18/95,3.250
8/21/95,3.125
8/22/95,3.000
8/23/95,3.000
8/24/95,2.875
8/25/95,2.875
8/28/95,2.875
8/29/95,2.938
8/30/95,2.875
8/31/95,2.938
9/1/95,2.875
9/5/95,2.875
9/6/95,3.125
9/7/95,3.000
9/8/95,2.875
9/11/95,2.875
9/12/95,2.813
9/13/95,3.000
9/14/95,2.938
9/15/95,2.938
9/18/95,2.875
9/19/95,2.875
9/20/95,2.813
9/21/95,2.875
9/22/95,2.813
9/25/95,2.813
9/26/95,2.813
9/27/95,2.813
9/28/95,2.750
9/29/95,2.750
10/2/95,2.875
10/3/95,2.813
10/4/95,2.750
10/5/95,2.750
10/6/95,2.813
10/9/95,2.938
10/10/95,2.813
10/11/95,2.813
10/12/95,2.813
10/13/95,2.813
10/16/95,2.813
10/17/95,2.750
10/18/95,2.813
10/19/95,2.750
10/20/95,2.750
10/23/95,2.625
10/24/95,2.500
10/25/95,2.500
10/26/95,2.438
10/27/95,2.500
10/30/95,2.438
10/31/95,2.438
11/1/95,2.500
11/2/95,2.500
11/3/95,2.625
11/6/95,2.625
11/7/95,2.625
11/8/95,2.625
11/9/95,2.750
11/10/95,2.875
11/13/95,2.750
11/14/95,2.813
11/15/95,2.688
11/16/95,2.438
11/17/95,2.438
11/20/95,2.500
11/21/95,2.500
11/22/95,2.625
11/24/95,2.813
11/27/95,2.750
11/28/95,2.625
11/29/95,2.625
11/30/95,2.688
12/1/95,2.563
12/4/95,2.750
12/5/95,2.750
12/6/95,2.625
12/7/95,2.688
12/8/95,2.750
12/11/95,2.688
12/12/95,2.688
12/13/95,2.625
12/14/95,2.625
12/15/95,2.625
12/18/95,2.750
12/19/95,2.625
12/20/95,2.500
12/21/95,2.500
12/22/95,2.750
12/26/95,2.688
12/27/95,2.688
12/28/95,2.750
12/29/95,2.875





Assumes $100 invested on 12/31/90 in Pacific Gateway
Properties Common Stock. Dow Jones Equity Mkt. Index and Dow Jones Real Estate Inv. Index
* Total return assumes reinvestment of dividends.
** Fiscal year ending December 31.

The above graph compares the performance of the Company with that of the Dow Jones Equity Market Index and the Dow Jones Real Estate Investment Index.
 The real estate companies in the Dow Jones Real Estate Investment Index are: Catellus Development, Federal Realty Investment Trust, Healthcare Properties, Host Marriott Corporation, Kimco Realty Corp.,
Meditrust, Newhall Land, New Plan Realty Trust, the Rouse Company,
Vornado Realty Trust
SBI and Weingarten.

        B.  PROPOSAL TO APPROVE ADOPTION OF
              1996  STOCK OPTION PLAN

   In September 1985, the shareholders of the Company approved the Company's 1985 Incentive Stock Option Plan which reserved for issuance 200,000 shares of Common Stock for the grant of options under the 1985 ISOP. A total of 182,850 shares have been granted under this plan and pursuant to the terms of the plan no additional options may be granted.

On March 21, 1996, the Board of Directors of the Company adopted the 1996 Stock Option Plan (the "1996 SOP"), subject to approval by the Company's shareholders, which provides for the grant of incentive stock options
(within the meaning of Section 422 of the Internal Revenue Code) or non-incentive stock options, to officers and other key employees of the Company, presently approximately three in number. In August 1996, the Board amended the 1996 SOP to elminate certain provisions which Rule 16b-3 under the Securities and Exchange Act of 1934
(the "Exchange Act") as recently amended by the Securities and Exchange Commission no longer requires in order for options granted under the 1996 SOP to qualify for the exemption from Section 16 under the Exchange Act provided by that Rule. The 1996 SOP has a term of 10 years and will be administered by the Compensation Committee of the Board of Directors (the "Committee").

   The following summary of the Company's 1996 SOP is qualified in its entirety by the full text of the 1996 SOP, a copy of which is attached hereto as Exhibit A.

   A total of 200,000 shares of Common Stock have been reserved for
issuance under the 1996 SOP.  As of   August 26, 1996, options to purchase
an aggregate of 150,000 shares of Common Stock have been granted under the 1996 SOP to three employees of the Company.
The closing sale price for the Common Stock of the Company on  August 26, 1996,
 as reported on the American Stock Exchange consolidated reporting system was $3.5625.

   The Committee will determine, subject to the terms of the 1996 SOP (i) which eligible employees will be granted options, (ii) the number of shares that may be purchased under the options, (iii) the exercise price of the options, (iv) the form of consideration that may be used to pay for the shares issued upon the exercise of the options, (v) when the options will become exercisable and (vi) the periods during which the options may be exercised. The Committee may also "reprice" existing options, that is, grant new options at new exercise prices conditioned upon the surrender of existing options. Such new options will be exercisable during the period and in accordance with any other terms or conditions specified by the Committee at the time the new options are granted, all determined without regard to the price, period of exercise or any other terms or
conditions of the options surrendered.   In no event will incentive
stock options be granted at prices less than the fair market value of the Common Stock on the dates of grant nor will any options be granted for terms of more than ten years.

   The 1996 SOP provides that, unless the Committee determines otherwise, options that have not been exercised will expire (i) one year after termination due to disability within the meaning of Section 22(e)(3) of the Internal Revenue Code as determined by the Committee, (ii) one year after the participant's death, and (iii) coincident with the date of termination if due to any other reasons, except as and to the extent that the Committee may determine otherwise.

In the event of termination due to normal retirement, or earlier retirement with Committee consent under a formal plan or policy of the Company while any portion of an option remains exercisable, such option shall expire at the earlier of the expiration of the option's term or three years after such termination; except that exercise of the option after the periods set forth in the preceding sentence may disqualify such option from treatment as an Incentive Stock Option.
In the event of death following termination of employment while any portion of the option remains exercisable, the Committee in its discretion may provide for an extension of the exercise period for up to one year after t he participant's death but not beyond the expiration of the option's terms. In no event is an option exercisable after its original term.

   Options are not transferable other than by will or under the laws of descent and distribution, and are exercisable during the lifetime of the optionee only by the optionee. The Board of Directors has the right to amend, suspend or terminate the 1996 SOP at any time, but no such action after the 1996 SOP becomes effective can effect or impair the rights of any optionee under an option granted prior to such action without the optionee's consent.  Certain amendments must be approved by the Company's shareholders.




Federal Income Tax Consequences

   The following is a general summary of the federal income tax consequences under the current tax law of incentive stock options and non-incentive stock options. It does not purport to cover the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

   An optionee will not recognize taxable income for federal purposes upon the grant of an incentive stock option or upon its exercise. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to him, the optionee will recognize long-term capital gain or loss upon such disposition. In such instances, the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, a portion of the optionee's gain will be treated as ordinary income.
 In this instance, the Company will generally be entitled to deduct at that time such amount.

   Upon exercise of non-incentive options granted under the 1996 SOP, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value on the exercise date and the Company is, in general, entitled to a deduction in an equivalent amount at the time of such exercise.
In the event of any subsequent sale of such shares, gain would be recognized equal to the amount, if any, by which the sale price exceeds the fair market value on the date of exercise.
 Such gain would be long-term or short-term capital gain, depending upon the period of time during which the shares were held following the date of exercise.

   The following table presents information concerning options granted under the 1996 SOP, subject to shareholder approval, by the Board of Directors on March 21, 1996.



                                                  Number   Exercise
   Name and Position                              of Shares Price

   Raymond V. Marino, President and CEO           100,000   $2.5625
   Christopher M. Watson, Executive Vice President 35,000   $2.5625
   Andrew T. Gorayeb, Vice President               15,000   $2.5625


   Except as provided above, no current director who is not an executive officer or any other employee has been granted options under the 1996 SOP.

   The Company cannot now determine the number of options to be granted in the future under the 1996 SOP to all current executive officers as a group or all employees (excluding current executive officers) as a group.
In addition, the Company did not grant any stock options to executive officers or employees in fiscal 1995 and cannot now determine the number of options that would have been granted in fiscal 1995 to all current executive officers as a group or all employees (excluding current executive officers) as a group if the 1996 SOP had been in effect during such period.

   The Board of Directors recommends that the shareholders vote FOR the adoption of the 1996 SOP. To be adopted, the 1996 SOP must be approved by the vote of the holders of a majority of all outstanding shares entitled to vote thereon.


                  C.  OTHER MATTERS

             The Board of Directors knows of no matters which will be presented for consideration at the Meeting other than the matters referred to in this statement. Should any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgement.


                  VOTING PROCEDURES

             A shareholder who abstains from a vote by registering an abstention vote will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter. Similarly, in the event a nominee holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on such other matters. Shareholder approval of the adoption of the 1996 SOP requires the affirmative vote of a majority of the shares of Common Stock of the Company entitled to vote and abstentions and non-votes will not be counted as votes for this proposal.
  However, on the vote for the proposal to elect directors where the outcome depends on the votes cast, abstentions and non-votes will have no effect.
Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election.

   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

             The financial statements of the Company and its subsidiaries included in the 1995 Annual Report on Form 10-K have been examined by Arthur Andersen LLP. A representative of Arthur Andersen LLP is expected to attend the Meeting with the opportunity to make a statement if he so desires. It is expected that such representative will be available to respond to appropriate questions from shareholders.

               SOLICITATION OF PROXIES

             The Company will bear the cost of this solicitation of proxies. In addition to solicitation of proxies by mail, the Company may reimburse brokers and other nominees for the expense of forwarding proxy materials to the beneficial owners of stock held in their names.
Directors, officers and employees of the Company may also solicit proxies on behalf of the Board of Directors but will not receive any additional compensation therefor.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND
RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED
ENVELOPE.

                                By order of the Board of Directors




                                Christopher M. Watson
                                Secretary

San Francisco, California
September 12, 1996

Upon the written request of any shareholder, the Company will provide a copy of its Annual Report on Form 10-K for 1995, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any request should be directed to Raymond V. Marino, President and CEO, Pacific Gateway Properties, Inc., One Rincon Center, 101 Spear Street, Suite 215,
San Francisco, California 94105, Telephone Number (415) 543-8600, extension 119, Facsimile Number (415) 777-3765. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company's reasonable expenses of furnishing exhibits may be charged.
                         EXHIBIT A

           PACIFIC GATEWAY PROPERTIES, INC.
                1996 STOCK OPTION PLAN


               1.   PURPOSE

               The Plan is intended to enhance the profitability and value of Pacific Gateway Properties, Inc. for the benefit of its shareholders by permitting the Corporation to grant stock ownership to officers and other key employees. These opportunities are intended to provide additional incentive to such personnel by offering them a greater stake in the
 Corporation's continued success. Further, the availability and offering of award opportunities under the Plan is intended to enhance the Corporation's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Corporation will depend. Through incentive stock option grants, the proprietary position and outlook of officers and key employees is furthered, thus tying their personal interests more closely to those of shareholders.

               2.   DEFINITIONS

               For Plan purposes, except where the context otherwise indicates, the following terms shall have the meanings which follow:

               (a)  "Agreement" shall mean a written agreement (including any amendment or supplement thereto) between the Corporation and a Participant which specifies the terms and conditions of an Option granted to such Participant.

               (b)  "Award" shall mean an Option granted to a Participant.

               (c) "Beneficiary" shall mean the person or persons, who may be designated by a Participant from time to time in writing to the Committee, and who shall receive, if the Participant dies, any Option exercise rights.

           (d)  "Board" shall mean the Board of Directors of the Corporation.

       (e) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.


      (f) "Committee" shall mean the Compensation Committee, or such other Committee of the Board, which shall be designated by the Board to administer the Plan. The Committee shall be composed of two or more persons as from time to time are appointed to serve by the Board. Each member of the Committee, while serving as such, shall also be a member of the Board and shall be a "Non-Employee Director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934.

       (g) "Common Stock" shall mean the Common Stock of the Corporation having a par value of $1.00 per share.

        (h)  "Corporation" shall mean Pacific Gateway Properties, Inc.

     (i) "Employee" shall mean any person who is employed on a full-time or part-time basis by the Corporation or any Subsidiary Corporation and who is compensated, at least in part, by the Corporation.

 (j) "Exercise Price" shall mean the per share price for which a Participant upon exercise of an Option may purchase a share of Common Stock.

               (k) "Fair Market Value" shall mean the value of a share of Common Stock determined by and in accordance with procedures established by the Committee. Notwithstanding the foregoing so long as the Common Stock is listed on a national stock exchange "Fair Market Value" shall mean, with respect to any given day, the mean average of the highest and lowest reported sales prices on the principal national stock exchange on which the Common Stock is traded, or if such exchange was closed on such day or, if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select.

               (l) "Incentive Stock Option" shall mean an Option which is intended to meet and comply with the terms and conditions for an "incentive stock option" as set forth in Section 422 of the Code.

               (m) "Non-Incentive Stock Option" shall mean a Stock Option which does not meet the requirements of Section 422 of the Code or the terms of which provide that it will not be treated as an Incentive Stock Option.

               (n) "Option" shall mean a right, including an Incentive Stock Option, to purchase a stated number of shares of Common Stock subject to such terms and conditions as are set forth in the Agreement and the Plan.

   (o) "Participant" shall mean an Employee, including an Employee who may also be a member of the Board, who is granted an Award under the Plan.

     (p) "Plan" shall mean the Pacific Gateway Properties, Inc. 1996 Stock Option Plan as set forth herein and as amended from time to time.

        (q) "Subsidiary Corporation" shall mean any corporation which is a subsidiary corporation of the Corporation as defined in Section 424(f) of the
 Code.

               3.   ADMINISTRATION

               (a) The Committee shall administer the Plan and, accordingly, it shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts it believes reasonable and proper, including the authority to delegate responsibilities to others to assist in administering the Plan.

               (b) The determination of those eligible to receive Awards, and the amount, type and timing of each Award shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

               (c) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.


               4.   COMMON STOCK

               The total number of shares of Common Stock available for grants of Options under the Plan shall be 200,000 shares, subject to adjustment in accordance with Section 7 of the Plan, which shares may be either authorized but unissued or reacquired shares of Common
Stock. If an Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such Option shall again be available for grants.

               5.   ELIGIBILITY FOR PARTICIPATION

               (a) Consistent with Plan objectives, eligibility to become a Participant in the Plan and receive Awards shall be limited to key Employees.

               (b) No Incentive Stock Option shall be granted to an Employee ineligible at the time to receive such an Option because of owning more than
10% of the Common Stock in accordance with the provisions of Section 422(b)(6) of the Code, unless the Option meets the requirements of Section 422(c)(5).

               6.   OPTIONS - TERMS AND CONDITIONS

               All Options granted under the Plan shall be evidenced by Agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the following provisions:

               (a) Price: The Committee shall establish the Exercise Price; provided, however, that in the case of an Incentive Stock Option the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option.

               (b) Period: The Committee shall establish the term of any Option; provided, however, that no Option shall be exercisable after the expiration of ten years from date of grant.

               (c) Time of Exercise: The Committee may establish installment exercise terms for an Option such that the Option becomes fully exercisable in a series of cumulating portions which may also include acceleration of the time of exercise of any or all installments on such terms as the Committee shall determine. The Committee may also at any time accelerate the time of exercise of any Option.

 (d) Exercise: An Option, or portion thereof, shall be exercised by delivery of a written notice of exercise to the Corporation and payment of the full price of the shares being purchased under the Option. Payment may be made:
 (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of Common Stock with a value equal to the Exercise Price, or (iii) by a combination of both (i) and
(ii) above. The Committee shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate. A Participant shall not have any of the rights or privileges of a holder of Common Stock until such time as shares of Common Stock are issued or transferred to the Participant pursuant to exercising said Option.

 (e) Termination of Employment: In the event a Participant shall cease to be employed by the Corporation or any Subsidiary Corporation while he is holding one or more Options, each Option shall expire at the earlier of the expiration of the Option's term or the following:

                    (i) one year after termination due to disability within the meaning of Section 22(e)(3) of the Code as determined by the Committee;

                    (ii)     one year after the Participant's death; and

                    (iii) coincident with the date of termination if due to any other reasons, except as and to the extent that the Committee may determine otherwise under the terms of the Award or thereafter.

               In the event of termination due to normal retirement, or earlier retirement with Committee consent under a formal plan or policy of the Corporation while any portion of an Option remains exercisable, such Option shall expire at the earlier of the expiration of the Option's term or three years after such termination even though exercise of the Option after the periods set forth in the preceding sentence may disqualify such Option from treatment as an Incentive Stock Option.

               In the event of death following termination of employment while any portion of the Option remains exercisable, the Committee in its discretion may provide for an extension of the exercise period for up to one year after the Participant's death but not beyond the expiration of the Option's term.

               (f) Effect of Leaves of Absence: For the purposes of this section, it shall not be considered a termination of employment when a Participant is placed by the Corporation or any Subsidiary Corporation on military or sick leave or such other type of leave of absence which is considered as continuing intact the employment relationship of the Participant.
  In case of such leave of absence the employment relationship shall be continued until the later of the date when such leave equals 90 days or the date when the Optionee's right to reemployment with the Corporation or such Subsidiary Corporation shall no longer be guaranteed either by statute or contract.

               (g) $100,000 Per Year Limitation: To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options (whether granted hereunder or pursuant to any other plan of the Corporation or a \ Subsidiary Corporation) are first exercisable by a Participant during any calendar year exceeds $100,000 (or such limit as may be in effect from time to time under the Code) such Options shall be treated as Non-Incentive Options.

               (h) Notice of Certain Dispositions: Any Participant who disposes of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either (i) within two years after the date of the grant of the Option under which the stock was acquired or
 (ii) within one year after the acquisition of such shares, shall notify the Corporation of such disposition and of the amount realized upon such disposition promptly after the disposition.

               (i) Restrictions on Transferability: Any option shall not be transferable by the individual to whom it is granted otherwise than by will or the laws of descent and distribution and is exercisable during his lifetime only by him.

               7.   ADJUSTMENTS

               In the event of a stock dividend, stock split or other subdivision, consolidation or other change in the shares of Common Stock, the number of shares of Common Stock available for Options and subject to outstanding Options and the option price per share shall be proportionately or otherwise appropriately adjusted by the Committee whose determination shall be conclusive and binding.

               8.   MERGER, CONSOLIDATION OR TENDER OFFER

               If the Corporation shall be a party to any merger, consolidation or reorganization, or shall sell substantially all its assets, each outstanding Option shall pertain and apply to the securities and/or property which a holder of the number of shares of Common Stock subject to the Option would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets, and the option price per share shall be proportionately or otherwise appropriately adjusted by the Committee whose determination shall be conclusive and binding.

               9.   AMENDMENT AND TERMINATION OF PLAN

               (a) The Board, without further approval of the shareholders, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interests of the Corporation; provided, however, that no such amendment shall be made, without approval of the shareholders, which would:

   (i)      materially modify the eligibility requirements for Participants;

   (ii) increase the total number of shares of Common Stock which may be issued pursuant to Options, except as is provided for in accordance with
Section 7 of the  Plan;

  (iii)    decrease the Exercise Price with respect to Incentive Stock
Options;

                  (iv)     extend the period for granting Options; or.

               (b) No amendment, suspension or termination of this Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Award theretofore granted to her or him under the Plan.

    (c) The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

               10.  GOVERNMENT AND OTHER REGULATIONS

               The obligation of the Corporation to issue, or transfer and deliver shares for Options exercised under the Plan shall be subject to all applicable laws, regulations, rules and orders which shall then be in effect.

               11.  UNFUNDED PLAN

               The Plan, insofar as it provides for payments shall be unfunded and the Corporation shall not be required to segregate any assets which may at any time be subject to Awards under the Plan. Any liability of the Corporation to any person with respect to any award under this Plan shall be based solely upon any contractual obligations which may be created by Agreements reflecting grants under this Plan.

               12.  MISCELLANEOUS PROVISIONS

               (a) Right to Continued Employment: No person shall have any claim or right to be granted an Award under the Plan, and the grant of an Award under the plan shall not be construed as giving any Participant the right to be retained in the employ of the Corporation or any Subsidiary Corporation and the Corporation expressly reserves the right at any time to dismiss a Participant with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in an Agreement or any other written agreement with a Participant.

               (b) Non-Transferability: Except by will or the laws of descent and distribution, no right or interest of any Participant in the Plan shall be assignable or transferable and no right or interest of any Participant shall be liable for, or subject to, any lien, obligation or liability of such Participant.

               (c) Withholding Taxes: The Corporation may require a payment to cover applicable withholding for income and employment taxes in the event of certain exercises of Options or dispositions of Common Stock acquired pursuant to an Option. In the event such tax withholding shall be required, a Participant may make a written election to have shares of Common Stock withheld by the Corporation from the shares otherwise to be received. The number of shares so withheld shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. The acceptance of any such election made by a Participant shall be at the sole discretion of the Committee.

               (d) Plan Expenses: Any expenses of administering this Plan shall be borne by the Corporation.

(e) Legal Considerations: No person, including a Participant, or his or her Beneficiary, shall have any claim or right to receipt of an Award, if, in the opinion of counsel for the Corporation, such payment does not comply with legal requirements, or is opposed to governmental public policy.

               (f) Other Plans: Nothing contained herein shall prevent the Corporation from establishing other incentive and benefit plans in which Participants in the Plan may also participate. However, any amounts paid to a Participant with respect to Awards under the Plan shall not affect the level of benefits provided to or received by any Participant (or his or her estate or Beneficiary) as part of any other employee benefit plan of the Corporation.

          (g) No Warranty of Tax Effect: Except as may be contained in any Agreement, no opinion shall be deemed to be expressed or warranties made as to the effect for federal, state or local tax purposes of any Awards.

    (h) Construction of Plan: The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of New York.

               13.  SHAREHOLDER APPROVAL AND EFFECTIVE DATES

               Upon approval by the vote of the holders of a majority of all outstanding shares entitled to vote thereon no later than March 20, 1997, this Plan shall become unconditionally effective as of March 21, 1996.
No option shall be granted after March 20, 2006; provided, however, that the Plan and all outstanding Awards granted under the Plan prior to such date shall remain in effect until the applicable Options have expired. If the shareholders shall not approve the Plan, the Plan shall not be effective and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.


















































                      EXHIBIT B

          PACIFIC GATEWAY PROPERTIES, INC.
   PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
      THE SPECIAL IN LIEU OF ANNUAL MEETING OF
                    SHAREHOLDERS
                  World Trade Club
                 World Trade Center
                San Francisco, CA
        October 29, 1996, 9 A.M. Local Time

               The undersigned hereby appoints Marshall A. Jacobs and Raymond V. Marino and each of them acting alone, with full power of substitution, as attorneys and proxies to vote all of the shares of Common Stock of Pacific Gateway Properties, Inc. (the "Company") which the undersigned is entitled to vote at the Special in Lieu of Annual Meeting of Shareholders of the Company to be held October 29, 1996 and any adjournment or adjournments thereof, upon the proposals set forth on the reverse hereof and upon all other matters which come before said meeting or any adjournment or adjournments thereof. The Board of Directors recommends a vote FOR proposals 1 and 2.
               UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL
BE VOTED FOR PROPOSALS 1 AND 2.

   X           Please mark vote as in this example

         PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY PROMPTLY
         IN THE ENVELOPE PROVIDED.

    1. FOR election of seven (7) Directors 2. FOR the adoption of the as described in the Proxy Statement 1996 Stock Option Plan as
      of the Board of Drectors             described in the Proxy Statement of
t                                          Board of Directors.

              Nominees:                         FOR            AGAINST
               H.T. Cobey, Jr., L.B. Helzel, M.A. Jacobs.
               R.V. Marino. D.E. Post, M.S. Roher,                   ABSTAIN
               J.V. Winfield

                             FOR ALL                  WITHHELD
                    NOMINEES      FROM ALL
                                  NOMINEES

          For all nominees except as noted above MARK HERE MARK HERE
                             FOR ADDRESS              IF YOU PLAN
                             CHANGE AND               TO ATTEND
                             NOTE AT LEFT             THE MEETING

                                            If stock is held in the name
                                            of more than one person, all
                                            holders should sign.  Sign
                                            exactly as name ore names
                                            appear hereon.  Persons
                                            signing in a fiduciary
                                            capacity should include their
                                            title as such.

Signature        Date                 Signature     Date ___